UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811‑08709

Western Asset High Income Fund II Inc. (HIX).
Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018
(Address of principal executive offices) (Zip code)

George P. Hoyt
Franklin Templeton
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1‑888‑777‑0102
Date of fiscal year end: April 30
Date of reporting period: April 30, 2023

ITEM 1.	REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

Annual Report	April 30, 2023
WESTERN ASSET
HIGH INCOME FUND II
INC. (HIX)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives
The Fund seeks to maximize current income. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.
Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. In addition, the Fund may invest up to 35% of its total assets in debt securities of issuers located in emerging market countries.

II	Western Asset High Income Fund II Inc.

Letter from the chairman

Dear Shareholder,
We are pleased to provide the annual report of Western Asset High Income Fund II Inc. for the twelve-month reporting period ended April 30, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.
As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:
• Fund prices and performance,
• Market insights and commentaries from our portfolio managers, and
• A host of educational resources.
We look forward to helping you meet your financial goals.
Sincerely,

Jane Trust, CFA
Chairman, President and Chief Executive Officer
May 31, 2023

Western Asset High Income Fund II Inc.	III

Fund overview

Q. What is the Fund’s investment strategy?
A. The Fund seeks to maximize current income. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. The Fund may invest up to 35% of its total assets in debt securities of issuers located in emerging market countries. It may also invest up to 30% of its assets in zero coupon securities, payment‑in‑kind bonds and deferred payment securities, and up to 20% of its assets in equity securities. The Fund may utilize a variety of derivative instruments for investment or risk management purposes, such as options, futures contracts, swap agreements including credit default swaps. We employ an actively managed approach that is risk-controlled and assimilates top‑down macroeconomic views with industry sector insights and bottom‑up credit research to derive the general framework for the Fund’s predominantly non‑investment grade credit mandate. This framework provides the foundation for how the portfolio is positioned with respect to risk (aggressive, neutral, conservative), as well as identifying sector overweights and underweights.
Risk and weightings are reviewed on a regular basis. Our bottom‑up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with portfolio managers to determine which credits provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record.
At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in‑house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day‑to‑day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan and Christopher F. Kilpatrick.
Q. What were the overall market conditions during the Fund’s reporting period?
A. Fixed income markets experienced periods of volatility and declined over the twelve-month reporting period ended April 30, 2023. The market’s weakness was driven by a number of factors, including elevated and persistent inflation, aggressive Federal Reserve Board (the “Fed”) monetary policy tightening, the repercussions from the COVID‑19 pandemic, the war in Ukraine, and recent turmoil in the banking industry.
Short-term U.S. Treasury yields moved sharply higher as the Fed began to raise interest rates in March 2022 (before the reporting period began) in attempt to rein in inflation. Over the next twelve months, the central bank hiked rates an additional eight times, bringing the

Western Asset High Income Fund II Inc. 2023 Annual Report	1

Fund overview (cont’d)

federal funds rate to a range between 4.75% and 5.00% — the highest level since 2007. The Fed then raised rates to a range between 5.00% and 5.25% on May 3, 2023, after the reporting period ended. The yield for the two‑year Treasury note began the reporting period at 2.70% and ended the period at 4.04%. The low of 2.46% occurred on May 26, 2022, and the high of 5.05% took place on March 8, 2023. The yield for the ten‑year Treasury note began the reporting period at 2.89% and ended the period at 3.44%. The low of 2.60% occurred on August 1, 2022, and the peak of 4.25% took place on October 24, 2022.
All told, the Bloomberg U.S. Aggregate Indexi returned ‑0.43% for the twelve months ended April 30, 2023. Riskier fixed income securities, including high-yield bonds, produced weak results. Over the fiscal year, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Indexii returned 1.21%. Elsewhere, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iii returned 0.10% for the twelve months ended April 30, 2023.
Q. How did we respond to these changing market conditions?
A. A number of changes were made to the Fund during the reporting period. We increased the Fund’s opportunistic allocation to investment-grade corporate bonds, including credits in the banking industry given better relative value. We also marginally increased both the Fund’s corporate and sovereign emerging market exposure given improved valuations. Furthermore, we felt these issuers should benefit from less hawkish central banks globally as we approach what we believe are the latter innings of current rate hiking cycle. We reduced our exposure to floating rate secured loans given the outperformance of the loan market. In addition, their valuations appeared less attractive as the reporting period progressed. From a quality ratings perspective, we continue to focus on B, BB and BBB rated bonds rather than lower quality issuers.
During the reporting period, we tactically utilized leverage in the Fund. We ended the period with leverage as a percentage of total assets of approximately 27%, versus roughly 33% when the period began. The use of leverage detracted from results.
Currency forwards, which were used to help manage the Fund’s currency exposures, detracted from performance.
Performance review
For the twelve months ended April 30, 2023, Western Asset High Income Fund II Inc. returned ‑9.18% based on its net asset value (“NAV”)iv and 0.04% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned 1.21% and 0.10%, respectively, for the same period.
The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.

2	Western Asset High Income Fund II Inc. 2023 Annual Report

During the twelve-month period, the Fund made distributions to shareholders totaling $0.59 per share of which $0.11 will be treated as a return of capital for tax purposes.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of April 30, 2023. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2023
Price Per Share	12-Month Total Return**
$4.74 (NAV)	-9.18	%†
$4.79 (Market Price)	0.04	%‡
All figures represent past performance and are not a guarantee of future results.
** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
† Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.
‡ Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.
Q. What were the leading contributors to performance?
A. Within our developed market high-yield allocation, several positions were rewarded during the reporting period. Our issuers in the transportation space and a handful of our European issuers outperformed. Norwegian Cruise Lines (NCL), American Airlines, Delta Airlines, and Global Aircraft Leasing are examples of issuers that posted positive fundamental results and performed well. We felt these issuers would benefit from pent‑up demand post the Covid‑19 pandemic. Among our European issuers, gaming company 888 Acquisitions, and global packaging company Ardagh Packaging also performed well after posting stable results.
Within our emerging markets allocation, Teva Pharmaceuticals, a global pharmaceutical company that specializes in generic drugs, was additive to results. The company continues to post stable fundamental results and we feel it can eventually get upgraded back to investment grade. Additionally, in emerging markets, our overweight to Mexican local sovereign debt performed well. Mexico could benefit longer-term from a shift away from China for manufacturing given heightened geopolitical uncertainty.
Our small overweight allocation to floating rate secured bank loans was also beneficial. Bank loans performed well as investors flocked to the short-term loan market as rates increased. Within our loan allocation, an overweight position in U.S‑based airline United Airlines was rewarded.

*	For the character of distributions paid during the fiscal year ended April 30, 2023, please refer to page 46 of this report.

Western Asset High Income Fund II Inc. 2023 Annual Report	3

Fund overview (cont’d)

Q. What were the leading detractors from performance?
A. The largest detractor from the Fund’s relative performance was its overweight allocation in both investment-grade and below investment-grade financials sector. Specifically, the Fund’s overweight to Swiss global money center bank Credit Suisse Group AG was the largest detractor. During the latter portion of the reporting period markets were experiencing stress in the banking system, both globally and the regional banks in the U.S. The Swiss government and the Swiss banking regulator forced a merger with Credit Suisse and their competitor UBS. The initial terms of the transaction have been unfavorable for subordinated debt holders.
Within our high-yield allocation, an overweight to the below investment-grade communication services sector detracted from results. The sector has recently experienced increased competition and less-predictable fundamental results. Specifically, our positioning in satellite video and wireless service provider Dish Network and tri‑state cable company Altice USA (Cablevision) underperformed. Both companies have posted lackluster fundamental results recently and have near-term maturities to address. However, we believe their valuations are still compelling.
An overweight to emerging markets detracted from results, as they tend to be more sensitive to increases in interest rates and questions concerning the global growth outlook. We think the valuations are compelling in emerging markets and we are in the latter stages of central banks quantitative tightening. Issuer examples that underperformed were overweights to Macau’s Melco Resorts Financing and sovereign bonds issued by Ecuador.
An overweight to higher quality investment-grade rated issuers was not rewarded. Rates moved higher during the reporting period and longer duration and higher quality issuers underperformed.
Looking for additional information?
The Fund is traded under the symbol “HIX” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XHGIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed‑end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com.
In a continuing effort to provide information concerning the Fund, shareholders may call 1‑888‑777‑0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

4	Western Asset High Income Fund II Inc. 2023 Annual Report

Thank you for your investment in Western Asset High Income Fund II Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.
Sincerely,
Western Asset Management Company, LLC
May 18, 2023
RISKS: The Fund is a diversified closed‑end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed‑end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, such as credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds, known as “junk bonds,” involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The Fund is also permitted purchases of equity securities. Equity securities generally have greater price volatility than fixed income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadvisers. For more information on Fund risks, see Summary of information regarding the Fund — Principal Risk Factors in this report.
Portfolio holdings and breakdowns are as of April 30, 2023 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 25 for a list and percentage breakdown of the Fund’s holdings.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is

Western Asset High Income Fund II Inc. 2023 Annual Report	5

Fund overview (cont’d)

not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2023 were: consumer discretionary (28.5%), communication services (21.4%), energy (19.8%), financials (17.3%) and industrials (13.9%). The Fund’s portfolio composition is subject to change at any time.
All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]
The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii
The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non‑investment grade, fixed-rate, taxable corporate bond market.

iii
The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

iv
Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

6	Western Asset High Income Fund II Inc. 2023 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†
The bar graph above represents the composition of the Fund’s investments as of April 30, 2023 and April 30, 2022 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset High Income Fund II Inc. 2023 Annual Report	7

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 4/30/23	-9.18%
Five Years Ended 4/30/23	0.01
Ten Years Ended 4/30/23	2.12

Cumulative total returns[1]
4/30/13 through 4/30/23	23.32%

Market Price
Average annual total returns[2]
Twelve Months Ended 4/30/23	0.04%
Five Years Ended 4/30/23	3.10
Ten Years Ended 4/30/23	2.03

Cumulative total returns[2]
4/30/13 through 4/30/23	22.20%
All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

8	Western Asset High Income Fund II Inc. 2023 Annual Report

Historical performance
Value of  $10,000 invested in
Western Asset High Income Fund II Inc. vs. Benchmark Indices† — April 2013 - April 2023

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

†
Hypothetical illustration of $10,000 invested in Western Asset High Income Fund II Inc. on April 30, 2013, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value and also assuming the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan through April 30, 2023. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index, the JPMorgan Emerging Markets Bond Index Global and the Composite Index (together, the “Indices”). The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non‑investment grade, fixed-rate, taxable corporate bond market. The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. The Composite Index reflects the blended rate of return of the following underlying indices: 80% Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index and 20% JPMorgan Emerging Markets Bond Index Global. The Indices are unmanaged. Please note that an investor cannot invest directly in an index.

Western Asset High Income Fund II Inc. 2023 Annual Report	9

Schedule of investments
April 30, 2023

Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 124.0%
Communication Services — 19.5%
Diversified Telecommunication Services — 6.6%
Altice Financing SA, Senior Secured Notes	5.000%	1/15/28	1,000,000		$810,727	(a)(b)
Altice Financing SA, Senior Secured Notes	5.750%	8/15/29	7,490,000		5,981,164	(a)(b)
Altice France Holding SA, Senior Notes	6.000%	2/15/28	940,000		579,821	(a)
Altice France Holding SA, Senior Secured Notes	10.500%	5/15/27	7,280,000		5,383,297	(a)(b)
Telecom Italia Capital SA, Senior Notes	6.000%	9/30/34	2,646,000		2,259,374	(b)
Telecom Italia Capital SA, Senior Notes	7.200%	7/18/36	1,570,000		1,420,883
Telecom Italia Capital SA, Senior Notes	7.721%	6/4/38	300,000		280,827
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	2,515,000		2,459,281	(a)(b)
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	1,500,000		1,428,825	(a)
Total Diversified Telecommunication Services					20,604,199
Interactive Media & Services — 0.2%
Match Group Holdings II LLC, Senior Notes	3.625%	10/1/31	780,000		638,095	(a)
Media — 6.5%
CCO Holdings LLC/CCO Holdings Capital
Corp., Senior Notes	4.250%	1/15/34	5,030,000		3,837,162	(a)(b)
Clear Channel Outdoor Holdings Inc., Senior Notes	7.750%	4/15/28	1,410,000		1,071,473	(a)
DirecTV Financing LLC/DirecTV Financing Co‑Obligor Inc., Senior Secured Notes	5.875%	8/15/27	1,920,000		1,687,046	(a)
DISH DBS Corp., Senior Notes	5.125%	6/1/29	7,720,000		3,567,869
TalkTalk Telecom Group Ltd., Senior Notes	3.875%	2/20/25	1,500,000	GBP	1,453,823	(c)
United Group BV, Senior Secured Notes	5.250%	2/1/30	1,550,000	EUR	1,285,162	(c)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	2,500,000		2,240,513	(a)
Virgin Media Finance PLC, Senior Notes	5.000%	7/15/30	1,240,000		1,046,068	(a)
Virgin Media Vendor Financing Notes III
DAC, Senior Secured Notes	4.875%	7/15/28	2,500,000	GBP	2,591,161	(a)
VZ Secured Financing BV, Senior Secured Notes	5.000%	1/15/32	1,820,000		1,520,826	(a)
Total Media					20,301,103
Wireless Telecommunication Services — 6.2%
CSC Holdings LLC, Senior Notes	5.750%	1/15/30	1,070,000		547,031	(a)
CSC Holdings LLC, Senior Notes	4.625%	12/1/30	4,740,000		2,318,510	(a)
CSC Holdings LLC, Senior Notes	5.000%	11/15/31	10,990,000		5,284,646	(a)
Millicom International Cellular SA, Senior Notes	4.500%	4/27/31	1,000,000		774,855	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,200,000		2,373,760	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,170,000		6,324,026	(b)

See Notes to Financial Statements.

10	Western Asset High Income Fund II Inc. 2023 Annual Report

Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Wireless Telecommunication Services — continued
Sprint LLC, Senior Notes	7.875%	9/15/23	110,000		$110,990	(b)
Vmed O2 UK Financing I PLC, Senior Secured Notes	4.750%	7/15/31	2,060,000		1,757,742	(a)(b)
Total Wireless Telecommunication Services					19,491,560
Total Communication Services					61,034,957
Consumer Discretionary — 28.0%
Automobile Components — 5.5%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	2,143,000		2,062,889	(a)(b)
American Axle & Manufacturing Inc., Senior Notes	6.500%	4/1/27	5,801,000		5,384,372	(b)
American Axle & Manufacturing Inc., Senior Notes	5.000%	10/1/29	1,170,000		972,574
JB Poindexter & Co. Inc., Senior Notes	7.125%	4/15/26	6,910,000		6,676,753	(a)(b)
ZF North America Capital Inc., Senior Notes	6.875%	4/14/28	950,000		978,581	(a)
ZF North America Capital Inc., Senior Notes	7.125%	4/14/30	1,230,000		1,270,707	(a)
Total Automobile Components					17,345,876
Automobiles — 1.3%
Ford Motor Co., Senior Notes	3.250%	2/12/32	2,000,000		1,552,833
Ford Motor Credit Co. LLC, Senior Notes	7.350%	3/6/30	1,500,000		1,542,271
Ford Motor Credit Co. LLC, Senior Notes	3.625%	6/17/31	1,110,000		916,394
Total Automobiles					4,011,498
Broadline Retail — 1.3%
Marks & Spencer PLC, Senior Notes	3.750%	5/19/26	1,800,000	GBP	2,065,655	(c)
MercadoLibre Inc., Senior Notes	3.125%	1/14/31	2,200,000		1,707,235
QVC Inc., Senior Secured Notes	5.450%	8/15/34	392,000		168,993
Total Broadline Retail					3,941,883
Distributors — 0.7%
Ritchie Bros Holdings Inc., Senior Notes	7.750%	3/15/31	2,100,000		2,233,875	(a)
Diversified Consumer Services — 3.7%
APCOA Parking Holdings GmbH, Senior Secured Notes	4.625%	1/15/27	2,190,000	EUR	2,088,350	(c)
APCOA Parking Holdings GmbH, Senior Secured Notes	4.625%	1/15/27	990,000	EUR	944,048	(a)
Carriage Services Inc., Senior Notes	4.250%	5/15/29	1,100,000		912,734	(a)
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	6.250%	1/15/28	1,500,000		1,406,401	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	2,090,000		2,185,479

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2023 Annual Report	11

Schedule of investments (cont’d)
April 30, 2023

Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Consumer Services — continued
StoneMor Inc., Senior Secured Notes	8.500%	5/15/29	4,170,000		$3,448,450	(a)(b)
WW International Inc., Senior Secured Notes	4.500%	4/15/29	770,000		492,107	(a)
Total Diversified Consumer Services					11,477,569
Hotels, Restaurants & Leisure — 14.8%
888 Acquisitions Ltd., Senior Secured Notes	7.558%	7/15/27	2,460,000	EUR	2,459,259	(a)
888 Acquisitions Ltd., Senior Secured Notes	7.558%	7/15/27	1,500,000	EUR	1,499,548	(c)
Carnival Holdings Bermuda Ltd., Senior Notes	10.375%	5/1/28	50,000		53,805	(a)
Carnival PLC, Senior Notes	1.000%	10/28/29	6,990,000	EUR	3,971,250
Carrols Restaurant Group Inc., Senior Notes	5.875%	7/1/29	2,480,000		2,055,002	(a)
IRB Holding Corp., Senior Secured Notes	7.000%	6/15/25	480,000		486,358	(a)
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	600,000		581,268
Las Vegas Sands Corp., Senior Notes	3.900%	8/8/29	120,000		109,609
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	1,840,000		1,530,323	(a)
NCL Corp. Ltd., Senior Notes	3.625%	12/15/24	4,815,000		4,519,658	(a)(b)
NCL Corp. Ltd., Senior Notes	5.875%	3/15/26	2,370,000		2,044,001	(a)(b)
NCL Corp. Ltd., Senior Notes	7.750%	2/15/29	3,120,000		2,644,638	(a)(b)
NCL Finance Ltd., Senior Notes	6.125%	3/15/28	4,250,000		3,435,870	(a)(b)
Royal Caribbean Cruises Ltd., Senior Notes	5.375%	7/15/27	4,720,000		4,195,000	(a)(b)
Royal Caribbean Cruises Ltd., Senior Notes	5.500%	4/1/28	2,910,000		2,568,775	(a)(b)
Saga PLC, Senior Notes	3.375%	5/12/24	1,580,000	GBP	1,796,034	(c)
Sands China Ltd., Senior Notes	3.350%	3/8/29	4,280,000		3,608,076
Sands China Ltd., Senior Notes	4.875%	6/18/30	1,280,000		1,165,873
Wheel Bidco Ltd., Senior Secured Notes	6.750%	7/15/26	1,300,000	GBP	1,365,529	(a)
Wynn Macau Ltd., Senior Notes	5.500%	1/15/26	590,000		546,730	(a)
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	2,700,000		2,359,908	(a)
Wynn Macau Ltd., Senior Notes	5.125%	12/15/29	1,300,000		1,080,293	(a)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Senior Notes	5.125%	10/1/29	2,670,000		2,460,802	(a)
Total Hotels, Restaurants & Leisure					46,537,609
Specialty Retail — 0.7%
Michaels Cos. Inc., Senior Notes	7.875%	5/1/29	3,460,000		2,322,560	(a)
Total Consumer Discretionary					87,870,870
Consumer Staples — 2.7%
Consumer Staples Distribution & Retail — 0.8%
Bellis Acquisition Co. PLC, Senior Secured Notes	3.250%	2/16/26	2,420,000	GBP	2,505,299	(c)

See Notes to Financial Statements.

12	Western Asset High Income Fund II Inc. 2023 Annual Report

Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Food Products — 1.9%
Bellis Finco PLC, Senior Notes	4.000%	2/16/27	1,500,000	GBP	$1,293,827	(a)
FAGE International SA/FAGE USA Dairy Industry Inc., Senior Notes	5.625%	8/15/26	2,500,000		2,337,500	(a)(b)
Pilgrim’s Pride Corp., Senior Notes	5.875%	9/30/27	2,245,000		2,236,392	(a)(b)
Total Food Products					5,867,719
Total Consumer Staples					8,373,018
Energy — 19.8%
Energy Equipment & Services — 0.6%
Noble Finance II LLC, Senior Notes	8.000%	4/15/30	910,000		932,905	(a)
Sunnova Energy Corp., Senior Notes	5.875%	9/1/26	1,000,000		907,630	(a)(b)
Total Energy Equipment & Services					1,840,535
Oil, Gas & Consumable Fuels — 19.2%
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	7.625%	12/15/25	190,000		190,788	(a)(b)
Continental Resources Inc., Senior Notes	3.800%	6/1/24	330,000		323,797	(b)
Continental Resources Inc., Senior Notes	4.375%	1/15/28	240,000		228,329	(b)
Continental Resources Inc., Senior Notes	4.900%	6/1/44	1,320,000		1,029,260	(b)
Crescent Energy Finance LLC, Senior Notes	9.250%	2/15/28	900,000		898,767	(a)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	4,100,000		2,680,231	(d)
Ecopetrol SA, Senior Notes	5.875%	11/2/51	5,110,000		3,243,541
Energy Transfer LP, Junior Subordinated Notes (6.500% to 11/15/26 then 5 year Treasury Constant Maturity Rate + 5.694%)	6.500%	11/15/26	2,670,000		2,369,625	(e)(f)
Energy Transfer LP, Junior Subordinated Notes (6.625% to 2/15/28 then 3 mo. USD LIBOR + 4.155%)	6.625%	2/15/28	1,681,000		1,290,669	(e)(f)
EQM Midstream Partners LP, Senior Notes	4.500%	1/15/29	1,960,000		1,668,227	(a)(b)
EQM Midstream Partners LP, Senior Notes	7.500%	6/1/30	950,000		923,121	(a)
EQM Midstream Partners LP, Senior Notes	4.750%	1/15/31	460,000		377,543	(a)
EQT Corp., Senior Notes	3.900%	10/1/27	360,000		341,033	(b)
Howard Midstream Energy Partners LLC, Senior Notes	6.750%	1/15/27	1,000,000		934,183	(a)(b)
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	1,950,000		2,269,294	(b)
NGPL PipeCo LLC, Senior Notes	7.768%	12/15/37	1,900,000		2,111,882	(a)(b)
Occidental Petroleum Corp., Senior Notes	6.950%	7/1/24	464,000		472,719
Occidental Petroleum Corp., Senior Notes	2.900%	8/15/24	1,640,000		1,591,800	(b)
Occidental Petroleum Corp., Senior Notes	5.875%	9/1/25	1,190,000		1,203,824	(b)
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	980,000		989,467
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	1,330,000		1,367,297	(b)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2023 Annual Report	13

Schedule of investments (cont’d)
April 30, 2023

Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	6,620,000	$6,339,340	(b)
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	2,750,000	2,053,124	(a)
Petroleos del Peru SA, Senior Notes	5.625%	6/19/47	1,000,000	635,199	(a)
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	1,000,000	637,746
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	2,970,000	1,694,402
Range Resources Corp., Senior Notes	4.875%	5/15/25	1,009,000	996,821
Range Resources Corp., Senior Notes	8.250%	1/15/29	710,000	741,772	(b)
Southwestern Energy Co., Senior Notes	4.750%	2/1/32	1,000,000	883,165
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Secured Notes	8.500%	10/15/26	1,630,000	1,566,772	(a)(b)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	1,560,000	1,363,159	(a)
Western Midstream Operating LP, Senior Notes	4.300%	2/1/30	220,000	201,016
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	1,540,000	1,301,696	(b)
Western Midstream Operating LP, Senior Notes	5.500%	2/1/50	7,627,000	6,477,405	(b)
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	1,280,000	1,269,835	(b)
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	780,000	876,151	(b)
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	3,900,000	3,874,327	(b)
YPF SA, Senior Notes	8.500%	7/28/25	1,520,000	1,267,806	(a)
YPF SA, Senior Notes	6.950%	7/21/27	2,320,000	1,672,761	(a)
Total Oil, Gas & Consumable Fuels				60,357,894
Total Energy				62,198,429
Financials — 17.3%
Banks — 11.5%
Banco Mercantil del Norte SA, Junior Subordinated Notes (6.625% to 1/24/32 then 10 year Treasury Constant Maturity Rate + 5.034%)	6.625%	1/24/32	7,490,000	6,074,390	(a)(b)(e)(f)
Barclays PLC, Junior Subordinated Notes (7.750% to 9/15/23 then USD 5 year ICE Swap Rate + 4.842%)	7.750%	9/15/23	2,080,000	1,962,522	(b)(e)(f)
Barclays PLC, Junior Subordinated Notes (8.000% to 6/15/24 then 5 year Treasury Constant Maturity Rate + 5.672%)	8.000%	6/15/24	2,850,000	2,635,965	(b)(e)(f)
BBVA Bancomer SA, Subordinated Notes (5.125% to 1/17/28 then 5 year Treasury Constant Maturity Rate + 2.650%)	5.125%	1/18/33	830,000	733,218	(a)(f)

See Notes to Financial Statements.

14	Western Asset High Income Fund II Inc. 2023 Annual Report

Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
BNP Paribas SA, Junior Subordinated Notes (7.750% to 8/16/29 then 5 year Treasury Constant Maturity Rate + 4.899%)	7.750%	8/16/29	4,320,000	$4,136,400	(a)(b)(e)(f)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	2,510,000	2,498,457	(a)(b)(e)(f)
HSBC Holdings PLC, Subordinated Notes (8.113% to 11/3/32 then SOFR + 4.250%)	8.113%	11/3/33	1,730,000	1,954,374	(f)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	2,180,000	2,118,606	(a)(b)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	3,050,000	2,938,812	(a)(b)
Intesa Sanpaolo SpA, Subordinated Notes (4.198% to 6/1/31 then 1 year Treasury Constant Maturity Rate + 2.600%)	4.198%	6/1/32	1,950,000	1,479,815	(a)(f)
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 9/27/25 then USD 5 year ICE Swap Rate + 4.496%)	7.500%	9/27/25	3,820,000	3,631,254	(b)(e)(f)
TC Ziraat Bankasi AS, Senior Notes	5.125%	9/29/23	2,530,000	2,514,744	(a)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	3,390,000	3,247,276	(a)(b)(f)
Total Banks				35,925,833
Capital Markets — 1.2%
Credit Suisse Group AG, Junior Subordinated Notes (6.375% to 8/21/26 then 5 year Treasury Constant Maturity Rate + 4.822%)	6.375%	8/21/26	3,490,000	157,050	*(a)(e)(g)
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year ICE Swap Rate + 4.332%)	7.250%	9/12/25	2,660,000	119,700	*(a)(e)(g)
Credit Suisse Group AG, Junior Subordinated Notes (9.750% to 12/23/27 then 5 year Treasury Constant Maturity Rate + 6.383%)	9.750%	6/23/27	8,630,000	388,350	*(a)(e)(g)
UBS Group AG, Junior Subordinated Notes (6.875% to 8/7/25 then USD 5 year ICE Swap Rate + 4.590%)	6.875%	8/7/25	1,000,000	906,250	(c)(e)(f)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	2,500,000	2,350,000	(a)(b)(e)(f)
Total Capital Markets				3,921,350

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2023 Annual Report	15

Schedule of investments (cont’d)
April 30, 2023

Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Finance — 1.0%
Navient Corp., Senior Notes	5.875%	10/25/24	1,170,000		$1,151,403	(b)
Navient Corp., Senior Notes	6.750%	6/15/26	1,990,000		1,940,669	(b)
Total Consumer Finance					3,092,072
Financial Services — 3.2%
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	9,020,000		8,063,068	(a)(h)
Huarong Finance 2017 Co. Ltd., Senior Notes (3 mo. USD LIBOR + 1.325%)	6.502%	7/3/23	880,000		880,230	(c)(f)
Huarong Finance 2019 Co. Ltd., Senior Notes	2.125%	9/30/23	690,000		674,162	(c)
Huarong Finance II Co. Ltd., Senior Notes	4.875%	11/22/26	450,000		398,812	(c)
Total Financial Services					10,016,272
Insurance — 0.4%
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,100,000		1,163,053	(a)(b)
Total Financials					54,118,580
Health Care — 8.6%
Health Care Providers & Services — 3.5%
CHS/Community Health Systems Inc., Senior Secured Notes	4.750%	2/15/31	1,190,000		961,090	(a)
HCA Inc., Senior Notes	7.500%	11/15/95	2,205,000		2,522,398	(b)
Legacy LifePoint Health LLC, Senior Secured Notes	4.375%	2/15/27	2,200,000		1,874,939	(a)(b)
Tenet Healthcare Corp., Secured Notes	6.250%	2/1/27	2,430,000		2,421,223	(b)
Tenet Healthcare Corp., Senior Notes	6.125%	10/1/28	890,000		864,553	(b)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	2,500,000		2,452,288
Total Health Care Providers & Services					11,096,491
Pharmaceuticals — 5.1%
Bausch Health Cos. Inc., Senior Notes	5.250%	1/30/30	1,390,000		654,905	(a)
Bausch Health Cos. Inc., Senior Secured Notes	4.875%	6/1/28	4,180,000		2,757,797	(a)
Cidron Aida Finco Sarl, Senior Secured Notes	5.000%	4/1/28	1,651,000	EUR	1,632,892	(a)
Par Pharmaceutical Inc., Senior Secured Notes	7.500%	4/1/27	1,050,000		745,537	*(a)(g)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	6.000%	4/15/24	1,160,000		1,158,758	(b)

See Notes to Financial Statements.

16	Western Asset High Income Fund II Inc. 2023 Annual Report

Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	2,500,000	$2,261,504	(b)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	5.125%	5/9/29	7,300,000	6,780,428	(b)
Total Pharmaceuticals				15,991,821
Total Health Care				27,088,312
Industrials — 13.9%
Aerospace & Defense — 0.4%
Bombardier Inc., Senior Notes	7.500%	2/1/29	1,320,000	1,299,713	(a)
Building Products — 0.1%
Standard Industries Inc., Senior Notes	4.375%	7/15/30	540,000	466,767	(a)
Commercial Services & Supplies — 3.1%
CoreCivic Inc., Senior Notes	8.250%	4/15/26	2,890,000	2,922,802	(b)
CoreCivic Inc., Senior Notes	4.750%	10/15/27	5,650,000	4,902,931	(b)
GEO Group Inc., Secured Notes	10.500%	6/30/28	1,831,000	1,853,466
Total Commercial Services & Supplies				9,679,199
Machinery — 0.5%
Titan International Inc., Senior Secured Notes	7.000%	4/30/28	1,661,000	1,486,595
Passenger Airlines — 9.0%
American Airlines Group Inc., Senior Notes	3.750%	3/1/25	7,130,000	6,722,951	(a)(b)
American Airlines Inc., Senior Secured Notes	7.250%	2/15/28	1,240,000	1,207,181	(a)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.500%	4/20/26	540,000	530,898	(a)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.750%	4/20/29	1,000,000	951,575	(a)(b)
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	1,070,000	1,033,296	(b)
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	880,000	928,540	(b)
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	7,670,000	7,915,416	(a)(d)
Hawaiian Brand Intellectual Property Ltd./ HawaiianMiles Loyalty Ltd., Senior Secured Notes	5.750%	1/20/26	2,300,000	2,144,908	(a)(b)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	136,000	135,946	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	2,237,998	2,260,790	(a)(b)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	720,000	727,858	(a)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2023 Annual Report	17

Schedule of investments (cont’d)
April 30, 2023

Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Passenger Airlines — continued
United Airlines Holdings Inc., Senior Notes	5.000%	2/1/24	980,000		$972,996	(b)
United Airlines Inc., Senior Secured Notes	4.375%	4/15/26	3,000,000		2,868,672	(a)(b)
Total Passenger Airlines					28,401,027
Trading Companies & Distributors — 0.4%
H&E Equipment Services Inc., Senior Notes	3.875%	12/15/28	1,020,000		884,988	(a)(b)
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	302,000		300,535
Total Trading Companies & Distributors					1,185,523
Transportation Infrastructure — 0.4%
Gatwick Airport Finance PLC, Senior Secured Notes	4.375%	4/7/26	1,000,000	GBP	1,165,568	(c)
Total Industrials					43,684,392
Information Technology — 1.7%
Communications Equipment — 0.7%
CommScope Inc., Senior Notes	8.250%	3/1/27	890,000		688,986	(a)
CommScope Inc., Senior Notes	7.125%	7/1/28	2,298,000		1,651,401	(a)(b)
Total Communications Equipment					2,340,387
Technology Hardware, Storage & Peripherals — 1.0%
Seagate HDD Cayman, Senior Notes	4.750%	6/1/23	1,700,000		1,699,578	(b)
Seagate HDD Cayman, Senior Notes	4.750%	1/1/25	850,000		827,556	(b)
Seagate HDD Cayman, Senior Notes	4.875%	6/1/27	495,000		474,539
Total Technology Hardware, Storage & Peripherals					3,001,673
Total Information Technology					5,342,060
Materials — 7.1%
Chemicals — 1.2%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	700,000		643,680	(b)(c)
INEOS Quattro Finance 1 PLC, Senior Notes	3.750%	7/15/26	1,500,000	EUR	1,456,654	(c)
Sasol Financing USA LLC, Senior Notes	8.750%	5/3/29	1,690,000		1,696,785	(a)(i)
Total Chemicals					3,797,119
Containers & Packaging — 2.6%
ARD Finance SA, Senior Secured Notes (6.500% Cash or 7.250% PIK)	6.500%	6/30/27	1,000,000		820,686	(a)(h)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	5.250%	8/15/27	4,470,000		3,827,926	(a)(b)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	5.250%	8/15/27	2,610,000		2,235,098	(a)(b)
Pactiv LLC, Senior Notes	8.375%	4/15/27	1,320,000		1,301,405
Total Containers & Packaging					8,185,115

See Notes to Financial Statements.

18	Western Asset High Income Fund II Inc. 2023 Annual Report

Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — 3.3%
ArcelorMittal SA, Senior Notes	7.000%	10/15/39	3,200,000		$3,371,355	(b)
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	3,870,000		3,638,645	(d)
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,960,000		3,100,399	(d)
Total Metals & Mining					10,110,399
Total Materials					22,092,633
Real Estate — 3.5%
Health Care REITs — 0.1%
Diversified Healthcare Trust, Senior Notes	4.375%	3/1/31	430,000		271,302
Hotel & Resort REITs — 1.5%
Service Properties Trust, Senior Notes	5.500%	12/15/27	2,880,000		2,521,185	(b)
Service Properties Trust, Senior Notes	4.950%	10/1/29	1,630,000		1,236,988	(b)
Service Properties Trust, Senior Notes	4.375%	2/15/30	1,310,000		976,232
Total Hotel & Resort REITs					4,734,405
Real Estate Management & Development — 1.9%
China Aoyuan Group Ltd., Senior Secured Notes	—	2/19/23	630,000		43,848	*(c)(j)
China Aoyuan Group Ltd., Senior Secured Notes	7.950%	6/21/24	1,000,000		70,091	*(c)(g)
Country Garden Holdings Co. Ltd., Senior Secured Notes	8.000%	1/27/24	1,450,000		1,186,041	(c)
Heimstaden AB, Senior Notes	4.250%	3/9/26	1,900,000	EUR	1,393,426	(c)
Samhallsbyggnadsbolaget i Norden AB, Senior Notes	1.750%	1/14/25	1,420,000	EUR	1,380,255	(c)
Samhallsbyggnadsbolaget i Norden AB, Senior Notes	1.125%	9/4/26	2,200,000	EUR	1,765,945	(c)
Times China Holdings Ltd., Senior Secured Notes	6.750%	7/8/25	870,000		114,631	*(c)
Yuzhou Group Holdings Co. Ltd., Senior Secured Notes	6.000%	10/25/23	500,000		35,655	*(c)(g)
Yuzhou Group Holdings Co. Ltd., Senior Secured Notes	8.500%	2/26/24	500,000		36,970	*(c)(g)
Yuzhou Group Holdings Co. Ltd., Senior Secured Notes	8.375%	10/30/24	1,100,000		78,577	*(c)(g)
Total Real Estate Management & Development					6,105,439
Total Real Estate					11,111,146
Utilities — 1.9%
Electric Utilities — 0.8%
Eskom Holdings SOC Ltd.	4.314%	7/23/27	1,210,000		1,074,371	(c)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2023 Annual Report	19

Schedule of investments (cont’d)
April 30, 2023

Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
Pampa Energia SA, Senior Notes	7.500%	1/24/27	450,000	$392,015	(a)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Senior Notes	6.150%	5/21/48	1,000,000	976,084	(a)
Total Electric Utilities				2,442,470
Gas Utilities — 1.1%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	3,500,000	3,416,661	(b)
Total Utilities				5,859,131
Total Corporate Bonds & Notes (Cost — $383,222,159)				388,773,528
Sovereign Bonds — 9.5%
Angola — 0.6%
Angolan Government International Bond, Senior Notes	8.000%	11/26/29	2,200,000	1,859,418	(a)
Argentina — 1.6%
Argentine Republic Government International Bond, Senior Notes, Step bond (1.500% to 7/9/23 then 3.625%)	1.500%	7/9/35	328,141	73,414
Provincia de Buenos Aires, Senior Notes, Step bond (5.250% to 9/1/23, 6.375% to 9/1/24 then 6.625%)	5.250%	9/1/37	4,141,974	1,296,735	(a)
Provincia de Cordoba, Senior Notes	6.875%	12/10/25	300,000	249,844	(a)
Provincia de Cordoba, Senior Notes	6.990%	6/1/27	2,620,000	1,858,453	(a)
Provincia de Cordoba, Senior Notes (6.875% PIK)	6.875%	2/1/29	2,550,000	1,641,607	(a)(h)
Total Argentina				5,120,053
Bahamas — 0.8%
Bahamas Government International Bond, Senior Notes	9.000%	6/16/29	2,060,000	1,779,840	(a)
Bahamas Government International Bond, Senior Notes	6.950%	11/20/29	1,030,000	787,950	(a)
Total Bahamas				2,567,790
Costa Rica — 0.1%
Costa Rica Government International Bond, Senior Notes	7.158%	3/12/45	460,000	459,200	(a)
Dominican Republic — 0.9%
Dominican Republic International Bond, Senior Notes	4.500%	1/30/30	3,330,000	2,955,942	(a)

See Notes to Financial Statements.

20	Western Asset High Income Fund II Inc. 2023 Annual Report

Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Ecuador — 0.1%
Ecuador Government International Bond, Senior Notes, Step bond (1.500% to 7/31/23 then 2.500%)	1.500%	7/31/40	540,000		$178,200	(a)
Egypt — 0.4%
Egypt Government International Bond, Senior Notes	7.625%	5/29/32	2,038,000		1,149,538	(c)
Guatemala — 0.2%
Guatemala Government Bond, Senior Notes	5.375%	4/24/32	500,000		488,496	(a)
Ivory Coast — 0.3%
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	1,000,000		848,044	(a)
Jordan — 0.7%
Jordan Government International Bond, Senior Notes	5.850%	7/7/30	2,540,000		2,290,648	(a)
Mexico — 2.4%
Mexican Bonos, Bonds	5.000%	3/6/25	100,000,000	MXN	5,064,435
Mexico Government International Bond, Senior Notes	2.659%	5/24/31	3,000,000		2,540,000
Total Mexico					7,604,435
Nigeria — 0.3%
Nigeria Government International Bond, Senior Notes	7.875%	2/16/32	1,130,000		839,861	(c)
Oman — 0.3%
Oman Government International Bond, Senior Notes	5.625%	1/17/28	800,000		808,504	(a)
Russia — 0.1%
Russian Federal Bond — OFZ	7.050%	1/19/28	239,980,000	RUB	150,034	*(g)(k)
Russian Federal Bond — OFZ	6.900%	5/23/29	176,840,000	RUB	110,560	*(g)(k)
Total Russia					260,594
Turkey — 0.7%
Turkey Government International Bond, Senior Notes	5.125%	2/17/28	2,400,000		2,096,280
Ukraine — 0.0%††
Ukraine Government International Bond, Senior Notes	7.375%	9/25/34	800,000		132,000	(a)
Total Sovereign Bonds (Cost — $33,987,313)					29,659,003
Convertible Bonds & Notes — 1.9%
Communication Services — 1.9%
Media — 1.9%
DISH Network Corp., Senior Notes	2.375%	3/15/24	2,527,000		2,195,331

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2023 Annual Report	21

Schedule of investments (cont’d)
April 30, 2023

Western Asset High Income Fund II Inc.
(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
DISH Network Corp., Senior Notes	0.000%	12/15/25	1,923,000	$947,370
DISH Network Corp., Senior Notes	3.375%	8/15/26	5,900,000	2,808,400
Total Convertible Bonds & Notes (Cost — $7,354,201)				5,951,101
U.S. Government & Agency Obligations — 1.6%
U.S. Government Obligations — 1.6%
U.S. Treasury Notes (Cost — $5,084,829)	4.125%	1/31/25	5,110,000	5,102,515
Senior Loans — 0.5%
Consumer Discretionary — 0.5%
Diversified Consumer Services — 0.5%
WW International Inc., Initial Term Loan (1 mo. USD LIBOR + 3.500%) (Cost — $1,767,078)	8.530%	4/13/28	2,250,000	1,544,062	(f)(l)(m)

		Expiration Date	Warrants
Warrants — 0.0%††
Financials — 0.0%††
Capital Markets — 0.0%††
EG Acquisition Corp., Class A Shares (Cost — $23,550)		5/28/28	24,596	4,883	*

			Shares
Common Stocks — 0.0%††
Energy — 0.0%††
Energy Equipment & Services — 0.0%††
KCAD Holdings I Ltd. (Cost — $4,365,221)			533,873,172	0	*(k)(n)(o)
Total Investments before Short-Term Investments (Cost — $435,804,351)				431,035,092

	Rate
Short-Term Investments — 0.4%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $1,277,532)	4.808%		1,277,532	1,277,532	(p)(q)
Total Investments — 137.9% (Cost — $437,081,883)				432,312,624
Liabilities in Excess of Other Assets — (37.9)%				(118,709,992)
Total Net Assets — 100.0%				$313,602,632

See Notes to Financial Statements.

22	Western Asset High Income Fund II Inc. 2023 Annual Report

Western Asset High Income Fund II Inc.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non‑income producing security.

(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (Note 5).

(c)
Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(g)	The coupon payment on this security is currently in default as of April 30, 2023.

(h)	Payment‑in‑kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(i)	Securities traded on a when-issued or delayed delivery basis.

(j)	The maturity principal is currently in default as of April 30, 2023.

(k)	Security is valued using significant unobservable inputs (Note 1).

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(n)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(o)	Value is less than $1.

(p)	Rate shown is one‑day yield as of the end of the reporting period.

(q)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At April 30, 2023, the total market value of investments in Affiliated Companies was $1,277,532 and the cost was $1,277,532 (Note 9).

Abbreviation(s) used in this schedule:

EUR	— Euro

GBP	— British Pound

ICE	— Intercontinental Exchange

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

PIK	— Payment‑In‑Kind

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2023 Annual Report	23

Schedule of investments (cont’d)
April 30, 2023

Western Asset High Income Fund II Inc.

At April 30, 2023, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Goldman Sachs Group Inc.	5.500%	3/24/2023	TBD***	$5,165,930	Corporate Bonds & Notes	$4,884,431
					Cash	341,027
Goldman Sachs Group Inc.	5.500%	4/20/2023	5/26/2023	3,197,722	Corporate Bonds & Notes	3,665,596
					Cash	211,097
Goldman Sachs Group Inc.	5.510%	4/27/2023	5/26/2023	7,723,686	Corporate Bonds & Notes	8,183,865
					Cash	509,876
				$16,087,338		$17,795,892

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.
**	Including accrued interest.
***
TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements. The rates for these agreements are variable. The rate disclosed is the rate as of April 30, 2023.

At April 30, 2023, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	19,171,905	EUR	17,478,055	Bank of America N.A.	7/18/23	$(174,926)
CAD	12,453	USD	9,260	BNP Paribas SA	7/18/23	(54)
MXN	10,726,377	USD	580,683	Morgan Stanley & Co. Inc.	7/18/23	6,122
USD	13,359,747	GBP	10,713,080	Morgan Stanley & Co. Inc.	7/18/23	(125,096)
Net unrealized depreciation on open forward foreign currency contracts						$(293,954)

Abbreviation(s) used in this table:

CAD	— Canadian Dollar

EUR	— Euro

GBP	— British Pound

MXN	— Mexican Peso

USD	— United States Dollar

See Notes to Financial Statements.

24	Western Asset High Income Fund II Inc. 2023 Annual Report

Statement of assets and liabilities
April 30, 2023

Assets:
Investments in unaffiliated securities, at value (Cost — $435,804,351)	$431,035,092
Investments in affiliated securities, at value (Cost — $1,277,532)	1,277,532
Foreign currency, at value (Cost — $349,003)	335,724
Cash	2,273,546
Interest receivable	7,573,711
Receivable for securities sold	2,782,765
Deposits with brokers for open reverse repurchase agreements	1,062,000
Receivable for Fund shares sold	22,166
Dividends receivable from affiliated investments	7,580
Unrealized appreciation on forward foreign currency contracts	6,122
Deposits with brokers for futures contracts	1,020
Prepaid expenses	304,950
Total Assets	446,682,208

Liabilities:
Loan payable (Note 5)	106,000,000
Payable for open reverse repurchase agreements (Note 3)	16,087,338
Payable for securities purchased	6,370,127
Distributions payable	3,239,786
Interest expense payable	547,451
Unrealized depreciation on forward foreign currency contracts	300,076
Investment management fee payable	285,555
Directors’ fees payable	4,706
Accrued expenses	244,537
Total Liabilities	133,079,576
Total Net Assets	$313,602,632

Net Assets:
Par value ($0.001 par value; 66,144,382 shares issued and outstanding; 100,000,000 shares authorized)	$66,144
Paid‑in capital in excess of par value	582,287,917
Total distributable earnings (loss)	(268,751,429)
Total Net Assets	$313,602,632

Shares Outstanding	66,144,382

Net Asset Value	$4.74

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2023 Annual Report	25

Statement of operations
For the Year Ended April 30, 2023

Investment Income:
Interest	$43,276,121
Dividends from affiliated investments	85,468
Less: Foreign taxes withheld	(14,208)
Total Investment Income	43,347,381

Expenses:
Interest expense (Notes 3 and 5)	6,120,790
Investment management fee (Note 2)	4,008,122
Transfer agent fees	202,177
Legal fees	167,600
Directors’ fees	119,006
Commitment fees (Note 5)	90,351
Audit and tax fees	77,668
Shareholder reports	54,379
Stock exchange listing fees	30,347
Fund accounting fees	12,604
Custody fees	10,153
Insurance	3,297
Miscellaneous expenses	13,769
Total Expenses	10,910,263
Less: Fee waivers and/or expense reimbursements (Note 2)	(2,630)
Net Expenses	10,907,633
Net Investment Income	32,439,748

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(53,568,281)
Futures contracts	59,566
Forward foreign currency contracts	(904,602)
Foreign currency transactions	(56,435)
Net Realized Loss	(54,469,752)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(7,955,408)
Forward foreign currency contracts	(546,815)
Foreign currencies	18,148
Change in Net Unrealized Appreciation (Depreciation)	(8,484,075)
Net Loss on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(62,953,827)
Decrease in Net Assets From Operations	$(30,514,079)

See Notes to Financial Statements.

26	Western Asset High Income Fund II Inc. 2023 Annual Report

Statements of changes in net assets

For the Years Ended April 30,	2023		2022

Operations:
Net investment income	$32,439,748		$31,812,263
Net realized loss	(54,469,752)		(1,164,451)
Change in net unrealized appreciation (depreciation)	(8,484,075)		(71,764,285)
Decrease in Net Assets From Operations	(30,514,079)		(41,116,473)

Distributions to Shareholders From (Note 1):
Total distributable earnings	(31,102,535)		(31,284,412)
Return of capital	(7,251,074)		(3,301,743)
Decrease in Net Assets From Distributions to Shareholders	(38,353,609)		(34,586,155)

Fund Share Transactions:
Net proceeds from sale of shares from shelf registration (963,737 and 0 shares issued, respectively)	5,094,561	†	—
Net proceeds from sale of shares from rights offering (6,001,836 and 0 shares issued, respectively)	30,667,643	‡	—
Reinvestment of distributions (254,223 and 262,774 shares issued, respectively)	1,302,617		1,834,300
Increase in Net Assets From Fund Share Transactions	37,064,821		1,834,300
Decrease in Net Assets	(31,802,867)		(73,868,328)

Net Assets:
Beginning of year	345,405,499		419,273,827
End of year	$313,602,632		$345,405,499

†	Net of sales charges of $51,752 and net of shelf registration offering costs of $33,213 (Note 8).

‡	Net of rights offering costs of $361,849 (Note 8).

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2023 Annual Report	27

Statement of cash flows
For the Year Ended April 30, 2023

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(30,514,079)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(595,845,058)
Sales of portfolio securities	622,913,790
Net purchases, sales and maturities of short-term investments	5,747,792
Net amortization of premium (accretion of discount)	(11,493,202)
Decrease in receivable for securities sold	11,107,338
Decrease in interest receivable	141,272
Increase in prepaid expenses	(237,081)
Increase in dividends receivable from affiliated investments	(7,082)
Decrease in payable for securities purchased	(5,811,995)
Decrease in investment management fee payable	(68,916)
Decrease in Directors’ fees payable	(22)
Increase in interest expense payable	364,598
Increase in accrued expenses	123,969
Net realized loss on investments	53,568,281
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency contracts	8,502,223
Net Cash Provided in Operating Activities*	58,491,828

Cash Flows from Financing Activities:
Distributions paid on common stock (net of distributions payable)	(36,698,511)
Proceeds from loan facility borrowings	142,000,000
Repayment of loan facility borrowings	(190,500,000)
Decrease in payable for open reverse repurchase agreements	(8,784,345)
Net proceeds from sale of shares (net of receivable for Fund shares sold)	(22,166)
Net proceeds from sale of shares from shelf registration	5,094,561
Net proceeds from sale of shares from rights offering	30,667,643
Net Cash Used by Financing Activities	(58,242,818)
Net Increase in Cash and Restricted Cash	249,010
Cash and restricted cash at beginning of year	3,423,280
Cash and restricted cash at end of year	$3,672,290

*	Included in operating expenses is $5,831,817 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

28	Western Asset High Income Fund II Inc. 2023 Annual Report

The following table provides a reconciliation of cash (including foreign currency) and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

April 30, 2023
Cash	$2,609,270
Restricted cash	1,063,020
Total cash and restricted cash shown in the Statement of Cash Flows	$3,672,290

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts and for reverse repurchase agreements. It is separately reported on the Statement of Assets and Liabilities as Deposits with brokers.

Non‑Cash Financing Activities:
Proceeds from reinvestment of distributions	$1,302,617

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2023 Annual Report	29

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30:
	2023[1]	2022[1]	2021[1]	2020[1]	2019[1]

Net asset value, beginning of year	$5.86	$7.15	$6.19	$7.31	$7.39

Income (loss) from operations:
Net investment income	0.50	0.54	0.51	0.55	0.52
Net realized and unrealized gain (loss)	(0.98)	(1.24)	1.03	(1.11)	(0.06)
Total income (loss) from operations	(0.48)	(0.70)	1.54	(0.56)	0.46

Less distributions from:
Net investment income	(0.48)	(0.53)	(0.46)	(0.48)	(0.50)
Return of capital	(0.11)	(0.06)	(0.13)	(0.09)	(0.05)
Total distributions	(0.59)	(0.59)	(0.59)	(0.57)	(0.55)
Anti-dilutive impact of repurchase plan	—	—	—	0.01 [2]	0.01 [2]
Dilutive impact of rights offering	(0.05) [3]	—	—	—	—
Anti-dilutive impact of tender offer	—	—	0.01 [4]	—	—

Net asset value, end of year	$4.74	$5.86	$7.15	$6.19	$7.31

Market price, end of year	$4.79	$5.38	$7.09	$5.51	$6.69
Total return, based on NAV[5,6]	(9.18)%	(10.66)%	25.68%	(8.11)%	6.77%
Total return, based on Market Price[7]	0.04%	(17.20)%	40.48%	(10.02)%	11.29%

Net assets, end of year (millions)	$314	$345	$419	$521	$622

Ratios to average net assets:
Gross expenses	3.26%	1.66%	1.59%	2.57%[8]	2.47%
Net expenses[9,10]	3.26	1.66	1.59	2.55 [8]	2.45
Net investment income	9.70	7.87	7.37	7.76	7.31

Portfolio turnover rate	123%	55%	50%	66%	105%

Supplemental data:
Loan Outstanding, End of Year (000s)	$106,000	$154,500	$158,000	$208,000	$246,500
Asset Coverage Ratio for Loan Outstanding[11]	396%	324%	365%	351%	352%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[11]	$3,959	$3,236	$3,654	$3,506	$3,524
Weighted Average Loan (000s)	$136,284	$155,075	$178,800	$241,971	$242,889
Weighted Average Interest Rate on Loan	3.77%	0.89%	0.86%	2.58%	3.08%

See Notes to Financial Statements.

30	Western Asset High Income Fund II Inc. 2023 Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]
The repurchase plan was completed at an average repurchase price of $4.91 for 917,344 shares and $4,506,248 for the year ended April 30, 2020 and $5.98 for 1,047,640 shares and $6,268,230 for the year ended April 30, 2019.

[3]	The rights offering was completed at a price of $5.17 for 6,001,836 shares and $31,029,492 for the year ended April 30, 2023 (Note 8).

[4]	The tender offer was completed at a price of $7.01 for 25,577,060 shares and $179,295,192 for the year ended April 30, 2021.

[5]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[7]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[8]
Included in the expense ratios are certain non‑recurring legal and transfer agent fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.37% and 2.35%, respectively.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[11]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2023 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies
Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed‑end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open‑end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

32	Western Asset High Income Fund II Inc. 2023 Annual Report

Pursuant to policies adopted by the Board of Directors, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset High Income Fund II Inc. 2023 Annual Report	33

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$388,773,528	—		$388,773,528
Sovereign Bonds	—	29,398,409	$260,594		29,659,003
Convertible Bonds & Notes	—	5,951,101	—		5,951,101
U.S. Government & Agency Obligations	—	5,102,515	—		5,102,515
Senior Loans	—	1,544,062	—		1,544,062
Warrants	—	4,883	—		4,883
Common Stocks	—	—	0	*	0	*
Total Long-Term Investments	—	430,774,498	260,594		431,035,092
Short-Term Investments†	$1,277,532	—	—		1,277,532
Total Investments	$1,277,532	$430,774,498	$260,594		$432,312,624
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$6,122	—		$6,122
Total	$1,277,532	$430,780,620	$260,594		$432,318,746

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$300,076	—		$300,076

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

34	Western Asset High Income Fund II Inc. 2023 Annual Report

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.
Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non‑U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked‑to‑market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.
Non‑deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.
Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off‑set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Western Asset High Income Fund II Inc. 2023 Annual Report	35

Notes to financial statements (cont’d)

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off‑set between the lender and the borrower.
(e) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will pledge cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.
(f) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.
Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
(g) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.
(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated

36	Western Asset High Income Fund II Inc. 2023 Annual Report

into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non‑U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.
(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks.

Western Asset High Income Fund II Inc. 2023 Annual Report	37

Notes to financial statements (cont’d)

The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.
With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.
The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over‑the‑counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.
Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.
Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

38	Western Asset High Income Fund II Inc. 2023 Annual Report

As of April 30, 2023, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $300,076. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.
(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment‑in‑kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex‑dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex‑dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex‑dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.
(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.
Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Western Asset High Income Fund II Inc. 2023 Annual Report	39

Notes to financial statements (cont’d)

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.
2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Asset Singapore are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).
LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock.
LMPFA delegates to Western Asset the day‑to‑day portfolio management of the Fund. Western Asset Limited and Western Asset Singapore provide certain subadvisory services to the Fund relating to currency transactions and investments in non‑U.S. dollar denominated debt securities. Western Asset Limited and Western Asset Singapore do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Asset Singapore a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non‑U.S. subadviser to manage.
During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.
The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”).
During the year ended April 30, 2023, fees waived and/or expenses reimbursed amounted to $2,630, all of which was an affiliated money market fund waiver.
All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.

40	Western Asset High Income Fund II Inc. 2023 Annual Report

3. Investments
During the year ended April 30, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$524,187,406	$71,657,652
Sales	539,011,758	83,902,032
At April 30, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$447,505,010	$16,920,111	$(32,112,497)	$(15,192,386)
Forward foreign currency contracts	—	6,122	(300,076)	(293,954)
Transactions in reverse repurchase agreements for the Fund during the year ended April 30, 2023 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$28,591,859	3.121%	$34,911,724

*	Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.
Interest rates on reverse repurchase agreements ranged from 0.450% to 5.510% during the year ended April 30, 2023. Interest expense incurred on reverse repurchase agreements totaled $904,888.
4. Derivative instruments and hedging activities
Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2023.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$6,122

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$300,076

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

Western Asset High Income Fund II Inc. 2023 Annual Report	41

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended April 30, 2023. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$59,566	—	$59,566
Forward foreign currency contracts	—	$(904,602)	(904,602)
Total	$59,566	$(904,602)	$(845,036)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(546,815)
During the year ended April 30, 2023, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$5,217,350
Forward foreign currency contracts (to buy)	2,464,150
Forward foreign currency contracts (to sell)	18,340,873

†	At April 30, 2023, there were no open positions held in this derivative.
The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of April 30, 2023.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Bank of America N.A.	—	$(174,926)	$(174,926)	—	$(174,926)
BNP Paribas SA	—	(54)	(54)	—	(54)
Morgan Stanley & Co. Inc.	$6,122	(125,096)	(118,974)	—	(118,974)
Total	$6,122	$(300,076)	$(293,954)	—	$(293,954)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

42	Western Asset High Income Fund II Inc. 2023 Annual Report

5. Loan
Effective May 6, 2022, the Fund entered into a Margin Loan and Security Agreement (the “BofA Credit Agreement”) with the Bank of America, N.A. (“BofA”). The BofA Credit Agreement allows the Fund to borrow up to an aggregate amount of $220,000,000 and renews daily for a 179‑day term unless notice to the contrary is given to the Fund. The Fund pays interest on borrowings calculated based on SOFR plus applicable margin. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.15% except that the commitment fee is 0.10% when the aggregate outstanding balance of the loan is equal to or greater than 50% of the maximum commitment amount. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of BofA. The BofA Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain material investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the BofA Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the Credit Agreement for the April 30, 2023 was $5,189,816. For the period ended April 30, 2023, the Fund incurred commitment fees of $90,351. For the period ended April 30, 2023, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $136,138,889 and the weighted average interest rate was 3.81%. At April 30, 2023, the Fund had $106,000,000 of borrowings outstanding.
Prior to May 6, 2022, the Fund had a revolving credit agreement with The Bank of New York Mellon (“BNYM”). The amended Credit Agreement allowed the Fund to borrow up to an aggregate amount of $300,000,000, subject to approval by BNYM, and renewed daily for a 180‑day term unless notice to the contrary was given to the Fund. The Credit Agreement terminated on May 6, 2022. The Fund paid interest on borrowings calculated based on the Overnight Bank Funding Rate plus applicable margin. The Overnight Bank Funding Rate means the Overnight Bank Funding Rate as reported by the New York Federal Reserve in the FR2420 Report of Selected Money Market Rates or any successor report or website. Prior to June 20, 2021, the interest on the loan was calculated at a variable rate based on the one‑month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund was required to maintain collateral in a special custody account at the Fund’s custodian on behalf of BNYM. The Fund’s Credit Agreement contained customary covenants that, among other things, limited the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement was subject to early termination under certain conditions and contained other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to this loan for the period through May 6, 2022 was $24,792. For

Western Asset High Income Fund II Inc. 2023 Annual Report	43

Notes to financial statements (cont’d)

the period through May 6, 2022, the Fund had an average daily loan balance outstanding of $146,700,000 and the weighted average interest rate was 1.22%.
6. Distributions subsequent to April 30, 2023
The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
4/21/2023	5/1/2023	$0.0490
5/23/2023	6/1/2023	$0.0490
6/23/2023	7/3/2023	$0.0490
7/24/2023	8/1/2023	$0.0490
8/24/2023	9/1/2023	$0.0490
7. Stock repurchase program
On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the years ended April 30, 2023 and April 30, 2022, the Fund did not repurchase any shares.
Since the commencement of the stock repurchase program through April 30, 2023, the Fund repurchased 1,964,984 shares or 2.28% of its common shares outstanding for a total amount of $10,774,478.
8. Capital shares
On March 29, 2022, the Fund announced that the Fund’s Board of Directors had approved a transferable rights offering (“Rights”) to common shareholders of record (“Record Date”) as of April 8, 2022, to subscribe for additional shares of common stock for up to an aggregate offering price of $175,000,000. The Rights offering expired on May 6, 2022. Each Record Date stockholder received one right for each outstanding whole common share held. The Rights holders were entitled to purchase one additional share of common stock for every three Rights held (“Primary Subscription”) at the final subscription price (“Subscription Price”) per share. Stockholders who held fewer than three common shares on Record Date were entitled to subscribe for one common share, and fractional shares were not issued. The Subscription Price was determined based upon a formula equal to 92.5% of the average of the last reported sales price per share of the Fund’s common stock on the New York Stock Exchange (“NYSE”) on the expiration date and each of the four preceding trading days (“Formula Price”). If, however, the Formula Price was less than 90% of the net asset value per share of common stock at the close of trading on the NYSE on the expiration date, then the Subscription Price was 90% of the Fund’s net asset value per share of common stock at the close of trading on the NYSE on that day. Record Date stockholders who fully exercised their Rights in the Primary Subscription were eligible for an over-subscription

44	Western Asset High Income Fund II Inc. 2023 Annual Report

privilege entitling those stockholders to subscribe for any additional shares of common stock not purchased pursuant to the Primary Subscription, subject to certain limitations, allotment and the right of the Board of Directors to have eliminated the over-subscription privilege. Holders of Rights acquired in the secondary market were not able to participate in the over-subscription privilege. The Rights offering resulted in the issuance of 6,001,836 shares of common stock. The gross proceeds from the Rights offering were $31,029,492. The Fund received the gross proceeds of the Rights offering less fees and expenses totaling $361,849. The shares of common stock subscribed were issued on May 13, 2022.
The Fund filed a registration statement with the Securities and Exchange Commission, effective December 9, 2022, authorizing the Fund to offer and sell shares of common stock having an aggregate offering price of up to $143,970,507. Under the equity shelf offering program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s then-current net asset value per common share. Costs incurred by the Fund in connection with the shelf offering are recorded as a repaid expense. These costs are amortized on a pro‑rata basis as shares are sold and are presented as a reduction to the net proceeds from sale of shares on the Statement of Changes in Net Assets. Any deferred charges remaining at the end of the life of the shelf offering period will be expensed.
For the year ended April 30, 2023, the Fund sold 6,965,573 shares of common stock and the proceeds from such sales were $35,762,204, net of offering costs and sales charges of $395,062 and $51,752, respectively.
9. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended April 30, 2023. The following transactions were effected in such company for the year ended April 30, 2023.

	Affiliate Value at April 30, 2022	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$7,012,556	$168,653,556	168,653,556	$174,388,580	174,388,580

Western Asset High Income Fund II Inc. 2023 Annual Report	45

Notes to financial statements (cont’d)

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at April 30, 2023
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$85,468	—	$1,277,532
10. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended April 30, was as follows:

	2023	2022
Distributions paid from:
Ordinary income	$31,102,535	$31,284,412
Tax return of capital	7,251,074	3,301,743
Total distributions paid	$38,353,609	$34,586,155
As of April 30, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(250,217,944)
Other book/tax temporary differences(a)	(3,046,103)
Unrealized appreciation (depreciation)(b)	(15,487,382)
Total distributable earnings (loss) — net	$(268,751,429)

*
These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)
Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on foreign currency contracts, the difference between cash and accrual basis distributions paid, and book/tax differences in the timing of the deductibility of various expenses.

(b)
The difference between book-basis and tax‑basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium on fixed income securities, book/tax differences in the accrual of interest income on securities in default and other book/tax basis adjustments.

11. Recent accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020‑04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021 and December 2022, the FASB issued ASU No. 2021‑01 and ASU No. 2022‑06, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 for certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020

46	Western Asset High Income Fund II Inc. 2023 Annual Report

through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.
12. Other matters
The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one‑, three-, six‑ and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one‑week and two‑month USD LIBOR settings, have ceased publication as of January 1, 2022. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. There remains uncertainty regarding the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally.
*  *  *
Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments was impaired. The Fund could determine at any time that certain of the most affected securities have little or no value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in

Western Asset High Income Fund II Inc. 2023 Annual Report	47

Notes to financial statements (cont’d)

significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion. At April 30, 2023, the Fund had 0.08% of its net assets invested in securities with significant economic risk or exposure to Russia.

48	Western Asset High Income Fund II Inc. 2023 Annual Report

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Western Asset High Income Fund II Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset High Income Fund II Inc. (the “Fund”) as of April 30, 2023, the related statements of operations and cash flows for the year ended April 30, 2023, the statement of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2023 and the financial highlights for each of the five years in the period ended April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Baltimore, Maryland
June 21, 2023
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset High Income Fund II Inc. 2023 Annual Report	49

Additional shareholder information (unaudited)

Results of annual meeting of shareholders
The Annual Meeting of Shareholders of Western Asset High Income Fund II Inc. was held on October 21, 2022 for the purpose of considering and voting upon the proposals presented at the Meeting. The following table provides information concerning the matters voted upon at the Meeting:
Election of Directors

Nominees	For	Withheld	Abstain
Carol L. Colman	43,097,313	1,165,523	634,287
William R. Hutchinson*	42,927,571	1,211,137	758,415
Jane Trust	43,351,526	871,904	673,693

*	Mr. Hutchinson served as a Director until his passing on October 28, 2022.
At April 30, 2023, in addition to Carol L. Colman and Jane Trust, the other Directors of the Fund were as follows:
Robert D. Agdern
Daniel P. Cronin
Paolo M. Cucchi
Eileen A. Kamerick
Jane Trust
Ratification of Selection of Independent Registered Public Accountants
To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as independent registered public accountants of the Fund for the fiscal year ended April 30, 2023.

For	Against	Abstain
43,917,896	571,968	407,259

50	Western Asset High Income Fund II Inc.

Additional information (unaudited)
Information about Directors and Officers

The business and affairs of Western Asset High Income Fund II Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.
Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1‑888‑777‑0102.

Independent Directors†

Robert D. Agdern

Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Compliance Liaison, Class I
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during the past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC)
Number of portfolios in fund complex overseen by Director (including the Fund)	19
Other board memberships held by Director during the past five years	None

Carol L. Colman

Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee, Class III
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during the past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	19
Other board memberships held by Director during the past five years	None

Western Asset High Income Fund II Inc.	51

Additional information (unaudited) (cont’d)
Information about Directors and Officers

Independent Directors† (cont’d)

Daniel P. Cronin

Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Audit, Compensation and Pricing and Valuation Committees, and Chair of Nominating Committee, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during the past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	19
Other board memberships held by Director during the past five years	None

Paolo M. Cucchi

Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, and Pricing and Valuation Committees, and Chair of Compensation Committee, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during the past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	19
Other board memberships held by Director during the past five years	None

William R. Hutchinson*

Year of birth	1942
Position(s) held with Fund[1]	Formerly Lead Independent Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during the past five years	President, W.R. Hutchinson & Associates Inc. (consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	19
Other board memberships held by Director during the past five years	Director (1994 to 2021) and Non‑Executive Chairman of the Board (December 2009 to April 2020), Associated Banc-Corp. (financial services company)

52	Western Asset High Income Fund II Inc.

Independent Directors† (cont’d)

Eileen A. Kamerick**

Year of birth	1958
Position(s) held with Fund[1]	Lead Independent Director and Member of Nominating, Compensation, Pricing and Valuation and Audit Committees, Class I
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during the past five years	Chief Executive Officer, The Governance Partners, LLC (consulting firm) (since 2015); National Association of Corporate Directors Board Leadership Fellow (since 2016, with Directorship Certification since 2019) and NACD 2022 Directorship 100 honoree; Adjunct Professor, Georgetown University Law Center (since 2021); Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor, University of Iowa College of Law (since 2007); formerly, Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	19
Other board memberships held by Director during the past five years	Director, VALIC Company I (since October 2022); Director of ACV Auctions Inc. (since 2021); Director of Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); formerly Trustee of AIG Funds and Anchor Series Trust (2018 to 2021)

Nisha Kumar***

Year of birth	1970
Position(s) held with Fund[1]	Director and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of the Audit Committee, Class II
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	Formerly, Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group, LP (2011 to 2021); formerly, Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. (2011); Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. (2007 to 2009); Member of the Council of Foreign Relations
Number of portfolios in fund complex overseen by Director (including the Fund)	19
Other board memberships held by Director during the past five years	Director of The India Fund, Inc. (since 2016); formerly, Director of Aberdeen Income Credit Strategies Fund (2017 to 2018); and Director of The Asia Tigers Fund, Inc. (2016 to 2018)

Western Asset High Income Fund II Inc.	53

Additional information (unaudited) (cont’d)
Information about Directors and Officers

Interested Director and Officer

Jane Trust, CFA[2]

Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class III
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 126 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of portfolios in fund complex overseen by Director (including the Fund)	126
Other board memberships held by Director during the past five years	None

Additional Officers

Fred Jensen Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1963
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during the past five years	Director - Global Compliance of Franklin Templeton (since 2020); Managing Director of Legg Mason & Co. (2006 to 2020); Director of Compliance, Legg Mason Office of the Chief Compliance Officer (2006 to 2020); formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation (prior to 2014); Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve Funds (investment adviser, funds and broker-dealer) (2004) and Ambac Financial Group (investment adviser, funds and broker-dealer) (2000 to 2003)

George P. Hoyt Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1965
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2020); formerly, Managing Director (2016 to 2020) and Associate General Counsel for Legg Mason & Co. and Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (2006 to 2020)

54	Western Asset High Income Fund II Inc.

Additional Officers (cont’d)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2022
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020) and Assistant Secretary of certain funds in the fund complex (2006 to 2022)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) held with Fund[1]	Treasurer and Principal Financial Officer
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Mr. Hutchinson served as a Director until his passing on October 28, 2022.

**	Effective November 9, 2022, Ms. Kamerick became Lead Independent Director.

Western Asset High Income Fund II Inc.	55

Additional information (unaudited) (cont’d)
Information about Directors and Officers

***	Effective November 9, 2022, Ms. Kumar became Chair of Audit Committee.

[1]
The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2023, year 2024 and year 2025, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

56	Western Asset High Income Fund II Inc.

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes‑Oxley Act in the Fund’s Form N‑CSR filed with the SEC for the period of this report.

Western Asset High Income Fund II Inc.	57

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.
The CCO may be contacted at:
Franklin Resources Inc.
Compliance Department
280 Park Ave, 8th Floor
New York, NY 10017
Complaints may also be submitted by telephone at 1‑800‑742‑5274. Complaints submitted through this number will be received by the CCO.

58	Western Asset High Income Fund II Inc.

Important information to shareholders (unaudited)

UPDATED DISCLOSURES FOR THE FUND
The following additional information is provided for the Fund as of the fiscal year ended April 30, 2023.
Summary of Fund Expenses

Sales Load (as a percentage of offering price)(1)	1.00%
Offering Expense (as a percentage of offering price)(2)	0.23%
Dividend Reinvestment Plan Fees(3)	$5.00

Annual Operating Expenses
Percentage of Net Assets Attributable to Common Shares
Management Fees(4)	1.20%
Interest Payments on Borrowed Funds(5)	1.83%
Other Expenses(6)	0.23%
Total Annual Fund Operating Expenses	3.26%
(1) Represents the estimated commission with respect to the Common Stock being sold in at‑the‑market offerings. Jones Trading will be entitled to compensation of up to 1.00% of the gross proceeds of the sale of any Common Stock under the Sales Agreement, with the exact amount of such compensation to be mutually agreed upon in writing by the Fund and Jones Trading from time to time.
(2) Costs incurred by the Fund in connection with the shelf offering are recorded as a prepaid expense. These costs are amortized on a pro‑rata basis as shares are sold and are presented as a reduction to the net proceeds from the sale of shares. Any deferred charges remaining at the end of the life of the shelf offering period will be expensed.
(3) Common Stockholders will pay brokerage charges if they direct the Plan Agent to sell shares of Common Stock held in a dividend reinvestment account. There are no fees charged to stockholders for participating in the Fund’s dividend reinvestment plan. However, stockholders participating in the Plan that elect to sell their shares obtained pursuant to the plan would pay $5.00 per transaction to sell shares.
(4) The Investment Manager receives an annual fee, payable monthly, in an amount equal to 0.80% of the Fund’s average weekly net assets plus the proceeds of any outstanding Borrowings used for leverage and any proceeds from the issuance of preferred stock (“Managed Assets”). The Fund has utilized leverage in an aggregate amount of 33% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (“total net assets”), which equals the average level of leverage for the Fund’s fiscal year ended April 30, 2023. If the Fund were to use leverage in excess of 33%, the amount of management fees paid to the Investment Manager would be higher because the fees paid are calculated on the Fund’s Managed Assets, which include assets purchased with leverage.
(5) The Fund has utilized Borrowings in an aggregate amount of 33% of its total net assets, which equals the average level of leverage for the Fund’s fiscal year ended April 30, 2023. The expenses and rates associated with leverage may vary as and when Borrowings or issuances of Preferred Stock are made.
(6) “Other Expenses” are based on amounts incurred in the fiscal year ended April 30, 2023.
Examples
An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

One Year	Three Years	Five Years	Ten Years
$33	$100	$170	$355
The above table and example are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Shares of the Fund.

59

The “Example” assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown. The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Common Shares.
The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater than or less than those shown. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Market Price and Net Asset Valuation (NAV) Information
The Fund’s Common Stock is traded on the NYSE under the symbol “HIX”. The below table details for the period indicated the high and low closing market prices and NAV as well as the high and low of the premium and discount of the market value compared to the NAV.

	Quarterly Closing Sale Price			Quarter‑End Closing
	High	Low	Sale Price	Net Asset Value Per Share of Common Stock(1)	Premium/ (Discount) of Quarter- End Sale Price to Net Asset Value(2)
Fiscal Year 2021:
July 31, 2020	$6.58	$5.33	$6.54	$6.93	(5.63)%
October 31, 2020	$6.75	$6.38	$6.44	$6.82	(5.57)%
January 31, 2021	$7.07	$6.48	$6.83	$7.17	(4.74)%
April 30, 2021	$7.09	$6.75	$7.09	$7.15	(0.84)%
Fiscal Year 2022:
July 31, 2021	$7.40	$7.04	$7.38	$7.19	2.64%
October 31, 2021	$7.75	$7.10	$7.27	$7.01	3.71%
January 31, 2022	$7.30	$6.35	$6.70	$6.62	1.21%
April 30, 2022	$6.76	$5.36	$5.38	$5.86	(8.19)%
Fiscal Year 2023:
July 31, 2022	$5.40	$4.93	$5.36	$5.43	(1.29)%
October 31, 2022	$5.93	$4.24	$4.56	$4.89	(6.75)%
January 31, 2023	$5.54	$4.59	$5.51	$5.26	4.75%
April 30, 2023	$5.69	$4.74	$4.79	$4.76	1.05%
Source of market prices: Bloomberg.

60

(1) NAV per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter.
(2) Calculated as of the quarter‑end closing sales price divided by the quarter‑end NAV.
The NAV per Common Share on April 30, 2023 was $4.74 and the market price per Common Stock at the close of business on April 30, 2023 was $4.79, representing a 1.05% premium from such net asset value. As of April 30, 2023, the Fund has 66,144,632 outstanding shares of Common Stock.
Shares of a closed‑end investment company may frequently trade at prices lower than NAV. The Fund’s Common Stock has traded in the market below, at and above net asset value since the commencement of the Fund’s operations. The Fund cannot determine the reasons why the Fund’s Common Stock trades at a premium to or discount from NAV, nor can the Fund predict whether its Stock will trade in the future at a premium to or discount from NAV, or the level of any premium or discount. The Board regularly monitors the relationship between the market price and NAV of the Common Stock. If the Common Stock were to trade at a substantial discount to NAV for an extended period of time, the Board may consider the repurchase of the Fund’s Common Stock on the open market, the making of a tender offer for such shares or other programs intended to reduce the discount. The Fund cannot assure you that its Board will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.
Senior Securities Table
The Fund engaged in senior securities during the prior ten years as follows:

Fiscal Year Ended	Total Amount Outstanding	Asset Coverage per 1,000	Average Market Value Per Unit**
Revolving Credit Facility:
April 30, 2023*	$106,000,000	$3,959	N/A
April 30, 2022*	$154,500,000	$3,236	N/A
April 30, 2021*	$158,000,000	$3,654	N/A
April 30, 2020*	$208,000,000	$3,506	N/A
April 30, 2019*	$246,500,000	$3,524	N/A
April 30, 2018	$235,000,000	$3,710	N/A
April 30, 2017	$240,000,000	$3,796	N/A
April 30, 2016	$240,000,000	$3,557	N/A
April 30, 2015*	$260,000,000	$3,840	N/A
April 30, 2014*	$255,000,000	$4,201	N/A
April 30, 2013*	$215,000,000	$4,825	N/A
April 30, 2012*	$215,000,000	$4,518	N/A
*	The Fund had open reverse repurchase agreements at April 30, 2023, 2022, 2021, 2020, 2019, 2015, 2014, 2013 and 2012.

**	Not applicable, as these senior securities were not registered for public trading.

61

UNRESOLVED STAFF COMMENTS
The Fund believes that there are no material unresolved written comments, received 180 days or more before April 30, 2023, from the Staff of the Securities and Exchange Commission regarding any of its periodic or current reports under the Securities Exchange Act of 1934 or the 1940 Act, or its registration statement.

62

Summary of information regarding the Fund (unaudited)

Investment Objectives
The Fund’s primary investment objective is to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.
Principal Investment Policies and Strategies
Under normal conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in high-yield debt securities. The Fund’s investment manager is free to invest in debt securities of any maturity. Certain of the debt securities purchased by the Fund may be rated as low as “C” by Moody’s Investor Service (“Moody’s”) or “D” by Standard & Poor’s Ratings Services (“S&P”) or may be comparable to securities so rated. The Fund is not required to dispose of a debt security if its credit rating or credit quality declines.
The Fund invests up to 35% of its total assets in debt securities of issuers located in emerging market countries. “Emerging market country” is defined to include any country which is, at the time of investment, (i) represented in the J.P. Morgan Emerging Market Bond Index Global or the J.P. Morgan Corporate Emerging Market Bond Index Broad or (ii) categorized by the World Bank in its annual categorization as middle- or low‑income. The Fund may also invest in securities denominated in currencies of emerging market countries. There is no minimum rating criteria for the Fund’s investments in such securities. The Fund’s investments in debt securities of emerging market issuers may include dollar and non‑dollar‑denominated (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady bonds; (b) debt obligations of supranational entities; (c) debt obligations and other fixed-income securities of foreign corporate issuers; (d) debt obligations of U.S. corporate issuers; and (e) debt securities issued by corporations that generate significant profits from emerging market countries.
The Fund may invest up to 30% of its assets in zero coupon securities, pay‑in‑kind bonds and deferred payment securities. The Fund may also invest up to 20% of its total assets in common stock, convertible securities, warrants, preferred stock or other equity securities of U.S. and foreign issuers when consistent with its objectives.
The Fund may invest in high-yield foreign and U.S. corporate securities including bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. The Fund may invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits

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and thus enable the holder of the security to share in the potential success of the venture). The Fund may invest in high-yield debt securities with floating interest rates.
The Fund may invest in Brady bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or fixed-income securities issued by supranational entities such as the World Bank or the European Economic Community.
The Fund may invest in fixed and floating rate loans arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions in the form of participations in loans and assignments of all or a portion of loans from third parties.
In times of adverse market conditions, the Fund may employ alternative strategies, including investment of a substantial portion of the Fund’s assets in securities rated higher than “Baa” by Moody’s or “BBB” by S&P, or in unrated securities of comparable quality. In addition, in order to maintain liquidity, the Fund may invest up to 35% of its total assets in high- quality short-term money market instruments. Such instruments may include obligations of the U.S. Government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A‑2 or better by S&P or P‑2 or better by Moody’s or which, in the opinion of management, are of comparable creditworthiness; certificates of deposit, banker’s acceptances or time deposits of United States banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks); and repurchase agreements with respect to the foregoing obligations.
In times of adverse market conditions, the Fund may invest its assets without limit in high-quality short-term money market instruments.
Pursuant to the 1940 Act, the Fund may use leverage through borrowings in an aggregate amount of up to approximately 33 1/3% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) immediately after such borrowings. Furthermore, the Fund may use leverage through the issuance of preferred stock in an aggregate amount of liquidation preference attributable to the preferred stock combined with the aggregate amount of any borrowings of up to approximately 50% of the Fund’s total net assets immediately after such issuance.
The Fund may, in addition to engaging in the transactions described above, borrow money for temporary or emergency purposes (including, for example, clearance of transactions, share repurchases or payments of dividends to stockholders) in an amount not exceeding 5% of the value of the fund’s total assets (including the amount borrowed).

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The Fund may enter into repurchase agreements for cash management purposes. Reverse repurchase agreements and similar investment management techniques may provide leverage. Under Rule 18f‑4 described below, a fund may treat reverse repurchase agreements and similar investment management techniques as subject to applicable coverage limits under the 1940 Act or treat them as derivative transactions.
The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps.
The Fund may use a variety of derivative instruments as part of its investment strategies or for hedging or risk management purposes. Examples of derivative instruments that the fund may use include options contracts, futures contracts, options on futures contracts, credit default swaps and other swap agreements. The Fund may purchase and sell futures contracts, purchase and sell (or write) exchange-listed and over‑the‑counter put and call options on securities, financial indices and futures contracts, enter into various interest rate and currency transactions and enter into other similar transactions which may be developed in the future to the extent the management determines that they are consistent with the fund’s investment objectives and policies and applicable regulatory requirements. The Fund may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions.
The Fund may enter into interest rate swaps and may purchase interest rate caps, floors and collars and may sell interest rate caps, floors and collars that it has purchased.
The Fund may also enter into (a) contracts for the purchase or sale for future delivery (“futures contracts”) of debt securities, aggregates of securities, indices based upon the prices thereof and other financial indices and (b) put or call options on such futures contracts.
The Fund may purchase or sell exchange-traded or over‑the‑counter put or call options on securities and indices based upon the prices, yields or spreads of securities.
The Fund may purchase securities on a firm commitment basis, including when-issued securities. The Fund may also invest in delayed-delivery securities.
The Fund may lend portfolio securities to brokers or dealers or other financial institutions. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33 1/3% of the value of its total assets.
The Fund may invest, without limitation, in illiquid securities, which are securities that cannot be sold within seven days at a price which the fund would determine to be fair

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value. The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act. The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public.
The Fund may invest in dollar rolls, asset-backed securities and mortgage-backed securities.
Principal Risk Factors
There is no assurance that the Fund will meet its investment objectives. You may lose money on your investment in the Fund. The value of the Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the Fund’s portfolio, investment strategies, portfolio management, and other factors affect the volatility of the Fund’s shares. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
The following section includes a summary of the principal risks of investing in the Fund.
Investment Risk and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities may increase or decrease, at times rapidly and unexpectedly. Your investment in the Fund may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.
Below Investment Grade Securities (High-Yield) Risk. At any one time, substantially all of the Fund’s managed assets may be invested in high-yield debt securities. High yield debt securities are generally subject to greater credit risks than higher-grade debt securities, including the risk of default on the payment of interest or principal. High yield debt securities are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield debt securities tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Low Rated and Unrated Securities. The Fund may invest in instruments that are low rated or unrated. Debt securities of emerging market issuers may be considered to have a credit quality rated below investment grade by internationally recognized credit rating organizations such as Moody’s and S&P. Non‑investment grade securities (that is, rated Ba1 or lower by Moody’s or BB+ or lower by S&P) are commonly referred to as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of the emerging market issuer securities held by the Fund, which may not be paying interest currently or may be in payment default,

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may be comparable to securities rated as low as C by Moody’s or CCC or lower by S&P. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.
Low rated and unrated debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Low rated and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of low rated and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of low rated and unrated securities especially in a market characterized by a low volume of trading.
Default Risk. Investments in fixed-income securities are subject to the risk that the issuer of the security could default on its obligations, causing a fund to sustain losses on those investments. A default could impact both interest and principal payments. High-yield fixed-income securities (commonly known as “junk bonds”) are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal.
The market values of medium and lower rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher rated securities because medium and lower rated securities generally are unsecured and subordinated to senior debt.
Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in

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the Common Stock. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.
Foreign (Non‑U.S.) Investment Risk. A fund that invests in foreign (non‑U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non‑U.S. withholding taxes, and special U.S. tax considerations may apply.
The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.
Economic and Political Risks. The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

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With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries.
Investment Controls; Repatriation. Foreign investment in certain emerging market issuers is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.
Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.
Market Illiquidity. No established secondary markets may exist for many of the emerging market issuer securities in which the Fund may invest. Reduced secondary market liquidity may have an adverse effect on market price and the Fund’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain emerging market issuer securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many emerging market issuer securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.
Currency Devaluations and Fluctuations. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition

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of currency controls and speculation. The Fund may be unable or may choose not to hedge its foreign currency exposure.
Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information may be publicly available about issuers in emerging market countries than is available about U.S. issuers.
Smaller Company Risk. The general risks associated with income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium‑sized market capitalizations may have risks similar to those of smaller companies.
Interest Rate Risk. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. The magnitude of these fluctuations in the market price of fixed income securities is generally greater for securities with longer maturities. Additionally, such risk may be greater during the current period of historically low interest rates. Fluctuations in the market price of the Fund’s securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

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Credit Risk and Counterparty Risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities are more likely to suffer a credit loss than non‑subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the price of Common Stock or the Fund’s overall return.
Liquidity Risk. The Fund has no limit on its ability to purchase illiquid securities. Liquidity risk exists when particular investments are difficult to sell. Securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments in order to segregate assets or for other cash needs, the Fund may suffer a loss.
Duration Risk. The duration of a fixed-income security is a measure of the portfolio’s sensitivity to changes in interest rates. Prices of fixed-income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Holding long duration investments may expose the Fund to certain magnified risks. These include interest rate risk, credit risk and liquidity risk, as discussed above.
Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Manager and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Leverage Risk. The Fund generally utilizes leverage, and under current market conditions intends to continue to use leverage. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a

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speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.
Derivatives Risk. The Fund may utilize a variety of derivative instruments for investment or risk management purposes, such as options, futures contracts, swap agreements and credit default swaps. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Effective August 19, 2022, the Fund began operating under Rule 18f‑4 under the 1940 Act which, among other things, governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f‑4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value at risk (VaR) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f‑4. Compliance with Rule 18f‑4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f‑4 may limit the Fund’s ability to use derivatives as part of its investment strategy.
Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value. When the Fund sells credit

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protection via a credit default swap, credit risk increases since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.
Dollar Rolls, Asset-Backed Securities and Mortgage-Backed Securities Risk. The Fund may invest in dollar rolls, asset-backed securities and mortgage-backed securities. Under a dollar roll transaction, the Fund sells securities for delivery in the current month, or sells securities it has purchased on a “to‑be‑announced” basis, and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the purchased securities. Dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund if the Fund does not establish and maintain a segregated account. In addition, dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Successful use of dollar rolls may depend upon the ability of the Fund’s investment manager to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.
Mortgage-backed securities may be issued by private companies or by agencies of the U.S. Government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages, assets or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only and interest only instruments are subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives may be illiquid and hard to value in declining markets.
Interest Rate Transactions Risk. The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing interest expenses on borrowings resulting from increasing short-term interest rates or dividend expenses on any preferred shares. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the

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counterparty under the swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund.
Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the Fund’s investments involves subjective judgment.
Risks of Warrants and Rights. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.
Market Price Discount from Net Asset Value. Shares of closed‑end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their Common Stock in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the Common Stock will depend not upon the Fund’s net asset value but upon whether the market price of the Common Stock at the time of sale is above or below the investor’s purchase price for the Common Stock.
Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on the Common Stock can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to stockholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation.

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Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Following Russia’s recent invasion of Ukraine, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.
For example, the ongoing impact of COVID‑19 and its subsequent variants have been rapidly evolving and have resulted in extreme volatility in the financial markets; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; and disruptions to supply chains, consumer demand and employee availability. Some sectors of the economy and individual issuers have experienced particularly large losses. While in the process of gradually reversing, these circumstances may continue for an extended period of time and may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID‑19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID‑19 pandemic. This and other government intervention into the economy and financial markets to address the COVID‑19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic

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Summary of information regarding the Fund (unaudited) (cont’d)

have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Recently, inflation and interest rates have increased and may rise further. The COVID‑19 pandemic could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance. In addition, the COVID‑19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
Legislative and Regulatory Risk. Prices for high-yield securities may be affected by legislative and regulatory developments which could adversely affect the Fund’s net asset value and investment practices, the secondary market for high-yield securities, the financial condition of issuers of these securities and the value of outstanding high-yield securities. These risks generally are higher than issuers in emerging market countries.
Anti-Takeover Provisions Risk. The Fund’s Charter and Bylaws include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open‑end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective. Such provisions may limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. There can be no assurance, however, that such provisions will be sufficient to deter activist investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term shareholders.
LIBOR Risk. The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the U.K. Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30,

76	Western Asset High Income Fund II Inc.

2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. Various financial industry groups have been planning for the transition away from LIBOR, but there remains uncertainty regarding the impact of the transition from LIBOR on the fund’s transactions and the financial markets generally. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that rely on LIBOR and may adversely affect the fund’s performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.
Operational Risk. The valuation of the Fund’s investments may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or proprietary information, cause the Fund, Western Asset, the Sub‑Advisers and/or their service providers to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund, Western Asset, and the Sub‑Advisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund or the manager. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in an effort to prevent or mitigate future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
More Information
For a complete list of the Fund’s fundamental investment restrictions and more detailed descriptions of the Fund’s investment policies, strategies and risks, see the Fund’s registration statement on Form N‑14 that was declared effective by the SEC on July 25,

Western Asset High Income Fund II Inc.	77

Summary of information regarding the Fund (unaudited) (cont’d)

2008. The Fund’s fundamental investment restrictions may not be changed without the approval of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act.

78	Western Asset High Income Fund II Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt‑out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.
If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:
(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.
(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.
Common Stock in your account will be held by the Plan Agent in non‑certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt‑out) by notifying the Plan Agent in writing at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1‑888‑888‑0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date;

Western Asset High Income Fund II Inc.	79

Dividend reinvestment plan (unaudited) (cont’d)

otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.
Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.
The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1‑888‑888‑0151.

80	Western Asset High Income Fund II Inc.

Important tax information (unaudited)

By mid‑February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.
The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.
The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended April 30, 2023:

	Pursuant to:	Amount Reported
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$16,531,966
Section 163(j) Interest Earned	§163(j)	$43,967,809

Western Asset High Income Fund II Inc.	81

Western Asset
High Income Fund II Inc.

Directors
Robert D. Agdern
Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Eileen A. Kamerick
Nisha Kumar
Jane Trust
Chairman
Officers
Jane Trust
President and Chief Executive Officer
Christopher Berarducci
Treasurer and Principal Financial Officer
Fred Jensen
Chief Compliance Officer
George P. Hoyt
Secretary and Chief Legal Officer
Thomas C. Mandia
Senior Vice President
Jeanne M. Kelly
Senior Vice President
Western Asset High Income Fund II Inc.
620 Eighth Avenue
47th Floor
New York, NY 10018
Investment manager
Legg Mason Partners Fund Advisor, LLC
Subadvisers
Western Asset Management Company, LLC
Western Asset Management Company Limited
Western Asset Management Company Pte. Ltd.
Custodian
The Bank of New York Mellon
Transfer agent
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
Independent registered public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD
Legal counsel
Simpson Thacher & Bartlett LLP
900 G Street NW
Washington, DC 20001
New York Stock Exchange Symbol
HIX

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds
This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include the Western Asset Money Market Funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed‑end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.
The Type of Nonpublic Personal Information the Funds Collect About You
The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation; and

•	Online account access user IDs, passwords, security challenge question responses.
How the Funds Use Nonpublic Personal Information About You
The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.
The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•
Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•
Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.
The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.
Keeping You Informed of the Funds’ Privacy and Security Practices
The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time, they will notify you promptly if this privacy policy changes.
The Funds’ Security Practices
The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.
Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.
In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Funds at 1‑877‑721‑1926 for the Western Asset Money Market Funds or 1‑888‑777‑0102 for the Legg Mason-sponsored closed‑end funds.
Revised October 2022

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Legg Mason California Consumer Privacy Act Policy
Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker, dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).
In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.
You also have the right to request the deletion of the personal information collected or maintained by the Funds.
If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.
We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.
For the 12‑month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.
Contact Information
Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202
Email: DataProtectionOfficer@franklintempleton.com
Phone: 1‑800‑396‑4748
Revised October 2022

NOT PART OF THE ANNUAL REPORT

Western Asset High Income Fund II Inc.
Western Asset High Income Fund II Inc.
620 Eighth Avenue
47th Floor
New York, NY 10018
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N‑PORT. The Fund’s Forms N‑PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N‑PORT, shareholders can call the Fund at 1‑888‑777‑0102.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12‑month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1‑888‑777‑0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of Western Asset High Income Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078

WAS04049 06/23 SR23-4671

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick and Nisha Kumar, are the members of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert”.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending April 30, 2022 and April 30, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $73,668 in April 30, 2022 and $73,668 in April 30, 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in April 30, 2022 and $8,000 in April 30, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,000 in April 30, 2022 and $10,000 in April 30, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset High Income Fund II Inc. (HIX). were $0 in April 30, 2022 and $0 in April 30, 2023.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Income Fund II Inc. (HIX). requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The

Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Income Fund II Inc. (HIX)., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Income Fund II Inc. (HIX). during the reporting period were $343,489 in April 30, 2022 and $350,359 in April 30, 2023.

(h) Yes. Western Asset High Income Fund II Inc. (HIX).’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset High Income Fund II Inc. (HIX). or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Eileen A. Kamerick

Nisha Kumar

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

NOTE

The policy below relating to proxy voting and corporate actions is a global policy for Western Asset Management Company, LLC (“Western Asset” or the “Firm”) and all Western Asset affiliates, including Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), as applicable. As compliance with the policy is monitored by Western Asset, the policy has been adopted from the US Compliance Manual and all defined terms are those defined in the US Compliance Manual rather than the compliance manual of any other Western Asset affiliate.

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURES

Responsibility and Oversight

The Regulatory Affairs Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Regulatory Affairs Group maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Regulatory Affairs Group for coordination and the following actions:

•	Proxies are reviewed to determine accounts impacted.

•	Impacted accounts are checked to confirm Western Asset voting authority.

•

The Regulatory Affairs Group reviews proxy issues to determine any material conflicts of interest. (See Conflicts of Interest section of these procedures for further information on determining material conflicts of interest.)

•

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

•

The Regulatory Affairs Group provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Regulatory Affairs Group.

•	Portfolio Compliance Group votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s proxy voting policies and procedures.

•	Copies of proxy statements received with respect to securities in client accounts.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

•	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the Firm’s Form ADV Part 2A. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest

All proxies are reviewed by the Regulatory Affairs Group for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The Management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

7.	Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business. This principle extends to Environmental, Social and Governance matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

V.	Environmental, Social and Governance Matters

Western Asset considers ESG matters as part of the overall investment process where appropriate. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to ESG matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

As a general matter, Western Asset votes to encourage management and governance practices that enhance the strength of the issuer, build value for investors, and mitigate risks that might threaten their ability to operate and navigate competitive pressures.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-

adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Situations can arise in which different clients and strategies have explicit ESG objectives beyond generally taking into account material ESG risks. Votes may be cast for such clients with the ESG objectives in mind. Votes involving ESG proposals that are not otherwise addressed in this policy will be voted on a case-by-case basis consistent with the Firm’s fiduciary duties to its clients, the potential consequences to the investment thesis for that issuer, and the specific facts and circumstances of each proposal.

Retirement Accounts

For accounts subject to ERISA, as well as other retirement accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the Department of Labor has determined that the responsibility remains with the investment manager.

In order to comply with the Department of Labor’s position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND                 LENGTH OF PRINCIPAL OCCUPATION(S) DURING

  ADDRESS             TIME SERVED PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of April 30, 2023.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based

S. Kenneth Leech‡	Other Registered Investment Companies	93	$136.85 billion	None	None
	Other Pooled Vehicles	314	$68.60 billion	27	$2.81 billion
	Other Accounts	633	$188.11 billion	25	$14.58 billion

Michael C. Buchanan ‡	Other Registered Investment Companies	32	$16.80 billion	None	None
	Other Pooled Vehicles	59	$17.57 billion	6	$1.34 billion
	Other Accounts	156	$59.79 billion	7	$2.56 billion

Christopher Kilpatrick ‡	Other Registered Investment Companies	7	$2.69 billion	None	None
	Other Pooled Vehicles	5	$418 million	2	$245 million
	Other Accounts	None	None	None	None

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr.Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of April 30, 2023.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	D
Christopher F. Kilpatrick	A
Michael C. Buchanan	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit	99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit	99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit	99.906CERT

(c) Consent of Independent Registered Public Accounting Firm

EX99_CONSENT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund II Inc. (HIX).

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 29, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	June 29, 2023